CERTIFICATION OF OFFICERS
OF SOLAR ENERTECH CORP.
PURSUANT TO 18 USC § 1350
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Solar Enertech Corp. (the “Company”) does hereby certify, to such officer’s knowledge, that:
(a) The Amendment No. 1 to annual report on Form 10-KSB for the period ended September 30, 2005 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and
(b) Information contained in Amendment No. 1 to the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: September 20, 2007

/s/Leo Shi Young

Leo Shi Young
Chief Executive Officer and President
Dated: September 20, 2007

/s/ Ming Wai Anthea Chung

Ming Wai Anthea Chung
Chief Financial Officer